UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                October 22, 2003
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                Date of report (Date of earliest event reported)



                           Chester Valley Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                     000-18833                 23-2598554
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(State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                    File Number)           Identification No.)


100 E. Lancaster Avenue, Downingtown, Pennsylvania                19335
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    (Address of principal executive offices)                    (Zip Code)


                                 (610) 269-9700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

(a) Not applicable.
(b) Not applicable.
(c) Exhibits

The following exhibit is filed herewith.

         Exhibit                            Description
         -------               ------------------------------------
         99.1                  Press Release dated October 22, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2003, Chester Valley Bancorp Inc. (the "Company") reported its results of operations for the quarter ended September 30, 2003.

For additional information, reference is made to the Company's press release dated October 22, 2003 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Chester Valley Bancorp Inc.


Date         10/22/03                     /s/ Joseph T. Crowley
    -------------------------------       --------------------------------------
                                          Joseph T. Crowley
                                          Chief Financial Officer


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